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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 26, 2002
                Date of Report (Date of earliest event reported)




                                    OPTi INC.
             (Exact Name of Registrant, as Specified in its Charter)
              -----------------------------------------------------



         California                000-21422                   77-0220697
      (State or other       (Commission File Number)        (I.R.S. Employer
      Jurisdiction of                                      Identification No.)
       Incorporation)


                    ----------------------------------------

                            880 Maude Avenue, Suite A
                             Mountain View, CA 94043

               (Address of Principal Executive Offices) (Zip Code)




       Registrant's telephone number, including area code: (650) 625-8787


              -----------------------------------------------------


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Item 8.  Change in Fiscal Year.

         OPTi Inc. (the "Company" or "OPTi") is currently operating on a fiscal year ending December 31 ("December Fiscal Year"). On February 26, 2002, the Board of Directors of OPTi determined that it would be in the best interests of the Company and its shareholders to change its fiscal year from a December Fiscal Year to a year beginning on April 1 and ending on March 31, beginning on April 1, 2002. In connection with this change in fiscal year, the Company will file with the Securities and Exchange Commission a quarterly report on Form 10-Q covering the transition period from January 1, 2002 (the day after the fiscal year ended December 31, 2001) to March 31, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    OPTi INC.


                                      /s/ Michael Mazzoni
                                   ------------------------------------------
                                   By:    Michael Mazzoni
                                   Title: Chief Financial Officer and Secretary

Date:  March 12, 2002